Teradata Corporation September 2007 Exhibit 99.1

2 >  9/9/2007
Note to Investors
• Certain non-GAAP financial information regarding operating results may be discussed during this presentation. Reconciliations of the differences between GAAP and non-GAAP measures are available on the Investor page at
www.teradata.com/updates.
• Remarks and responses associated with this presentation include forward-looking statements that are based on current expectations and assumptions. These forward-looking statements are subject to a number of risks and uncertainties that could affect our future results and could cause actual results to differ materially from those expressed in such forward-looking statements.
• These risks and uncertainties are detailed in Teradata’s Registration
Statement on Form 10 and in our SEC reports, including, but not limited to, our periodic and current reports on Forms 10-K, 10-Q, and
8-K, as well as the company’s annual report to shareholders.

3 >  9/9/2007
Operational/
Transactional Systems
Business Intelligence/
Analytical Applications
Transactional Databases
Information Technology Landscape
Enterprise Application
Integration
Informatica, IBM, Oracle
Oracle, SAP
Oracle, SAP, SAS, Business Objects,
Cognos, Microsoft, Teradata
Teradata
Oracle, IBM, Microsoft
IBM, BEA, TIBCO,
Oracle, SAP
Servers, Storage... Servers, Storage...
Data Warehouse Databases
Oracle, IBM, Microsoft
Operational Systems
Help Run the Business
Analytic Systems Drive
Business Decisions
Data Acquisition
& Integration
Teradata Teradata

4 >  9/9/2007
The Problem
Accts. Payable
Accts. Receivable
Invoicing
Sales/Orders
Finance G/L
Customer Support
HR
Payroll
Purchasing
Order Fulfillment
Manufacturing
Inventory …
Marketing
Supply Chain
Finance
Risk Management
Maintenance
Sales
Operations
Inventory
Call Center …
Proliferation
Proliferation
of Data Marts
of Data Marts
has resulted in
has resulted in
fragmented data, higher costs, poor decisions
fragmented data, higher costs, poor decisions
Operational Systems Decision Makers

5 >  9/9/2007
The Teradata Solution
Accts. Payable
Accts. Receivable
Invoicing
Sales/Orders
Finance G/L
Customer Support
HR
Payroll
Purchasing
Order Fulfillment
Manufacturing
Inventory …
Enterprise
Enterprise
Data
Data
Warehouse
Warehouse
(EDW)
(EDW)
Integrated data provides consistency of data,
Integrated data provides consistency of data,
lower costs, better decisions
lower costs, better decisions
Marketing
Supply Chain
Finance
Risk Management
Maintenance
Sales
Operations
Inventory
Call Center …
Operational Systems Decision Makers

6 >  9/9/2007
The Value of EDW
Product
Data
Transaction
Data
Customer
Data
Business
Value
EDW
Investment
Sales + Market Basket + Customer + Profitability + Inventory
Analysis Analysis Analysis Analysis
Financial
Data
Supplier
Data
Data Mart Consolidation

7 >  9/9/2007
Investment Highlights
• Leader in enterprise data warehousing…market moving our way
• Significant Enterprise Data Warehouse Market opportunity with compelling growth opportunities
> $19B market, 6.3% CAGR
• Strong and diversified customer base
> 850+ customers worldwide; installed base drives 85%+
of Teradata revenues
• Consistent financial performance and strong cash flow
• Experienced management team

8 >  9/9/2007
Teradata Market Position
Global 400 Penetration Global 3000 Penetration
FIH – Financial, Insurance, Healthcare
51%
55%
33%
51%
25%
Retail Comm FIH Tr/Trans Manuf
26%
31%
24% 24%
12%
Retail Comm FIH Tr/Trans Manuf

9 >  9/9/2007
Teradata Growth Opportunity
Data Warehouse Infrastructure Market for the Global 3000
($19B, 6.3% CAGR from 2007-2010)
Teradata
(EDW)
9%
9%
91%
Oracle
IBM
Microsoft
Others
2007
Source: IDC, Gartner, Teradata Analysis

10 >  9/9/2007
Market Moving To EDW
15%
65%
Today Future
“Active” EDW Need
Is Growing
Sources: Q2-2006 Teradata EDW/ADW Survey, Source: The 2006 Teradata Report on Enterprise Decision-Making
EDW Adoption
is Growing
Agree
85%
Disagree
3%
Neither
12%
“Do you have a centralized EDW today?
Will you have one in the future?”
“… need more up-to-date
information than in the past…?”

11 >  9/9/2007
Next Generation EDW – Active Data Warehousing
Active Data Warehousing
• Extends strategic intelligence
(EDW) to front-line workers,
suppliers, customers, …
for operational decisions
• Drives more users, decisions,
data, and mission-critical
environments
• Provides customers with real-
time competitive advantage
Hundreds of
Strategic Decisions
Hundreds of Thousands of
Operational Decisions
Strategic
Intelligence
Operational Intelligence

12 >  9/9/2007
Teradata – Industry-Leading Technology
Technology Demands
• Extreme scalability
• Extreme performance
• Extreme availability
• Extreme data load
and access
Mission critical 7 x 24
Teradata’s Multi-dimensional
Scalability
Data Volume
(Raw, User Data)
Schema
Sophistication
Query
Freedom
Query
Complexity
Query
Concurrency
Mixed
Workload
Query Data Volume
Data
Freshness
Teradata can scale
simultaneously across
multiple dimensions.
Driven by business!
Competition scales one
dimension at the expense
of others.
Limited by technology!

challengers
leaders
Teradata
IBM
Oracle
Microsoft
Sybase
Netezza
DATAllegro
Kognitio
MySQL
SAND Technology
niche players
visionaries
ability to execute
completeness of vision
As of September 2006

challengers
leaders
NCR Teradata
IBM System p5
IBM System z
HP Integrity
Sun Fire U/SPARC IV+
Fujitsu Primepower
HP 9000
Unisys ES7000
IBM System i
HP ProLiant
IBM System x
Dell PowerEdge
Fujitsu Primergy
Sun Fire x86
IBM BladeCenter
HP Integrity NonStop
HP BladeSystem
Fujitsu Primequest
Bull NovaScale
Netezza
niche players
visionaries
ability to execute
completeness of vision
As of August 2006

TERADATA
Raising Intelligence

13 >  9/10/2007
Gartner Data Warehouse Magic Quadrants
The Magic Quadrant is copyrighted 9/12/06 by Gartner, Inc. and is reused with permission. The Magic Quadrant is a graphical representation of a marketplace at and for a specific time period. It depicts Gartner's analysis of how certain vendors measure against criteria for that marketplace, as defined by Gartner. Gartner does not endorse any vendor, product or service depicted in the Magic Quadrant, and does not advise technology users to select only those vendors placed in the "Leaders" quadrant. The Magic Quadrant is intended solely as a research tool, and is not meant to be a specific guide to action. Gartner disclaims all warranties, express or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.
Gartner Magic Quadrant for Data Warehouse
DBMS Servers, 2006
Feinberg, Hardcastle, Butler, Dawson (8/25/2006)
Gartner Magic Quadrant for Data Warehouse
DBMS, 2006
Feinberg & Beyer (9/2006)
Software Hardware

Prof. Services
Software
Hardware

TERADATA
Raising Intelligence

14 >  9/9/2007
The Teradata Advantage
Integrated Business
5,500+ associates
Consulting Services
Sales
Support Services
Research &
Development
Marketing
Strategy & Planning
Integrated Solution
Implementation Services
Architecture Consulting
Services
Business
Consulting Services
Storage
Server
Analytic Applications
Support Services
Database Software
(inc. Tools and Utilities)
Logical Data Models

15 >  9/9/2007
Experienced Management Team
Saundra Davis
VP, Human Resources
22 years with NCR/Teradata
Michael Koehler
President & Chief Executive Officer
32 years with NCR/Teradata
Bruce Langos
Chief Operations Officer
31 years with NCR/Teradata
Stephen Scheppmann
EVP and Chief Financial Officer
19 years CFO experience
Robert Fair
EVP, Global Field Operations
22 years with NCR/Teradata
Daniel Harrington
EVP, Technology & Support Services
22 years with NCR/Teradata
Laura Nyquist
General Counsel &
Corporate Secretary
21 years with NCR/Teradata
Darryl McDonald
Chief Marketing Officer
25 years with NCR/Teradata
Peter Hand
President, APJ Region
27 years with NCR/Teradata
Rocky Blanton
President, Americas Region
25 years with NCR/Teradata
Hermann Wimmer
President, EMEA Region
11 years with NCR/Teradata
Scott Gnau
Chief Development Officer
12 years with NCR/Teradata
Robert Young
VP, Financial Planning & Operations
29 years with NCR/Teradata
Stephen Brobst
Chief Technology Officer
8 years with NCR/Teradata

16 >  9/9/2007
Growing Revenue and Operating Income
Revenue
$ in
millions
Operating Income
7% (1)% 12% 9% 6% 7-9%
Revenue Growth Rate
8% 10% 15% 19% 20% 20-21%
Operating Margin
1,217
1,203
1,349
1,467
1,560
2002 2003 2004 2005 2006 2007G
96
124
199
284
312
2002 2003 2004 2005 2006 2007G

Americas:
Rev. mix: 60%
(USA = 55%)
Gross margin: 59%
EMEA:
Rev. mix: 23%
Gross margin: 47%
APJ:
Rev. mix: 17%
Gross margin: 47%

17 >  9/9/2007
Revenue Reporting & Operating Segments
Operating Segments
Revenue Breakdown 2006
Products (SW/HW revenues) $   820
Professional & Install Services 404
Support Services Revenue 336
Total Teradata Revenue $1,560

'02 – '06 CAGR = 36.9%

'02 – '06 CAGR = 34.5%

TERADATA
Raising Intelligence

18 >  9/9/2007
Pro forma Financial Performance
1) Revenue and Operating Income adjusted downward from previously reported results for business activity unrelated to Teradata going forward.
2) Assumes a 30% tax rate in all years.  As part of NCR, Teradata’s earnings were taxed at lower tax rates.
181.1M diluted shares outstanding
$0.31
$1.09
$1.14
$0.50
$0.76
27%
31%
27%
37%
41%
2002 2003 2004 2005 2006 2007G
$0.31
$1.09
$1.14
$0.50
$0.76
27%
31%
27%
37%
41%
2002 2003 2004 2005 2006 2007G
$0.37
$1.21
$1.10
$0.77
$0.48
2002 2003 2004 2005 2006 2007G
30%
$0.37
$1.21
$1.10
$0.77
$0.48
2002 2003 2004 2005 2006 2007G
30%
EPS
(Actual tax rate %)
(1)
EPS
(Normalized tax rate)
(1)
(2)

19 >  9/9/2007
Target Operating Model
EPS Assumption
Tax Rate
Operating Margin
Revenue Growth
14-18% CAGR $1.12-$1.17
(3)
~30% 39%
(2)
22-23% 20-21%
(1)
7-9% 7-9%
Long-Term Objective FY 2007 Guidance
Revenue Growth Objective:  Grow 30% faster than the market
Margin Expansion Objectives:
• Short Term - Absorb $25-30M of incremental costs
• Longer Term - Expect to expand margins, while continuing to invest in:
> Sales & Marketing
> Consulting
> Solutions
> R&D
> Partnerships
1) Includes pension expense and incremental costs associated with Teradata being an independent publicly-traded company.
2) Assumes the 37% tax rate applied to Teradata’s 2006 financial results included in the Form 10, and includes a $7 million
, or 2 percentage points of impact on the tax rate, from a tax adjustment included in NCR’s 2007 second quarter results.
3) In addition, there may be one-time costs associated with the spin-off, including, but not limited to, the establishment of a tax valuation allowance.

20 >  9/9/2007
Strong Cash Flow
137
151
68
55
58
219
192
181
123
2005
Shown in $ Millions
2006
Free Cash Flow is defined as “Cash from Operations” less “Capital Expenditures” for Property, Plant and Equipment and
additions to Capitalized Software
Cash from Operations
Less:  Capital
Expenditures
Free Cash Flow
Capital Expenditures expected to have a baseline of
$75-80M/year with normal inflationary increases
2004

21 >  9/9/2007
Strong Balance Sheet
Strong liquidity
$200M cash (opening balance on Sept 30,2007)
Negotiating $300M credit facility
Solid Capital Structure
477  548 Total Shareholders Equity
0  0 Total long-term debt
244  244 Deferred Revenue
983  993 Total Assets
217  71 Working Capital
Pro Forma Historical ($ in millions)
As of June 30, 2007

22 >  9/9/2007
Going Forward: Drive Value
Teradata is investing to help Customers drive value
from EDW…
and drive Teradata’s future growth
• Increase Market Coverage
> Sales, Consulting, and Partners
• Expand Solutions and Offers
> Teradata and Partner Solutions
• Extend Technology Leadership
> Enterprise & Active Data
Warehousing
Target
Revenue
7-9% growth
EPS
14-18% CAGR

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